UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2016

GOLD LAKES CORP.
(Exact name of registrant as specified in charter)

Nevada	000-52814	74-3207964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 Enterprise Parkway, Suite 340 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

(216) 916-9303

Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry Into Material Definitive Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

On March 15, 2016 the Company closed a transaction evidenced by that certain Securities Purchase Agreement, Registration Rights Agreement, Convertible Notes and Warrants. The initial closing was for $535,000 in principal amount of Convertible Notes. An additional issuance for $300,000 in principal amount of Convertible Notes may be issued at a second closing.

The Notes are convertible into common stock at a discount to then prevailing market.

The issuance of all these securities is exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Regulation D.

Item 9.01. Exhibit List.

99.1	Securities Purchase Agreement

99.2	Registration Rights Agreement

99.3	Form of Note

99.4	Form of Warrant

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD LAKES CORP.

Date: March 15, 2016	By:	/s/ Chris Vallos
Chris Vallos
President